SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K/A

                              AMENDMENT NO 2

                              CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE AT OF 1934

Date of Report (Date of earliest event reported) May 28, 1998
                                                 (May 15, 1998)
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                      Wellsford Real Properties, Inc.
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          (Exact name of registrant as specified in its charter)

          1-12917                                     13-3926898
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(Commission File Number)                  (IRS Employer Identification No.)

                                 Maryland
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              (State or other jurisdiction of incorporation)

                610 Fifth Avenue, New York, New York 10020
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                 (Address of principal executive offices)

                                (Zip Code)

                              (212) 333-2300
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           (Registrant's telephone number, including area code)

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated April 28, 1998, and Form 8-K/A Amendment No. 1 dated May 13, 1998, as set forth below:


Item 2.  Acquisition or Disposition of Assets.

     On May 15, 1998, Wellsford Real Properties, Inc.'s unconsolidated subsidiary, Wellsford/Whitehall Properties L.L.C., closed on its previously disclosed acquisition of 13 office buildings in suburban Boston from The Saracen Companies. The properties contain approximately 1,000,000 square feet and the transaction is valued at approximately $146 million.
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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Wellsford Real Properties, Inc.
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                                               (Registrant)

Dated May 28, 1998                 By:  /s/ Gregory F. Hughes
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                                        Gregory F. Hughes
                                        Chief Financial Officer